SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 6, 2003	Commission File Number 000-26076

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road Cockeysville, MD 21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone Number)

SINCLAIR BROADCAST GROUP, INC.

Item 12.  Results of Operations and Financial Condition.

On November 6, 2003, Sinclair Broadcast Group, Inc. (the “Company”) announced via press release the Company’s financial results for its third quarter ended September 30, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.  This Form 8-K, the information contained herein, and the attached exhibit are furnished under this Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/	David Bochenek
	Name:		David Bochenek
	Title:		Chief Accounting Officer/Controller

Dated: November 6, 2003

Exhibit Index

Exhibit Number	Description

99.1

Press release (dated November 6, 2003) - Sinclair Reports Third Quarter 2003 Results